UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 1, 2005

REGISTER.COM, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	0-29739	11-3239091
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

575 EIGHTH AVENUE, 8TH FLOOR	10018
NEW YORK, NEW YORK (Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (212) 798-9100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01.    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a)    On June 1, 2005, Register.com, Inc. (the "Company") dismissed PricewaterhouseCoopers LLP ("PwC") as the Company's independent registered public accounting firm. The decision to dismiss PwC was approved by the Audit Committee of the Board of Directors of the Company.

The reports of PwC on the financial statements of the Company for the years ended December 31, 2004 and 2003 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

During the years ended December 31, 2004 and 2003 and through June 1, 2005, there have been no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused PwC to make reference thereto in its reports on the financial statements of the Company for such years.

During the years ended December 31, 2004 and 2003 and through June 1, 2005, there have been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K), except that the Company disclosed in Item 9A, Controls and Procedures, of its Annual Report on Form 10-K for the year ended December 31, 2004 (the "2004 Form 10-K") that in evaluating the Company's internal control over financial reporting, management identified the following material weaknesses:

•	As of December 31, 2004, the Company did not maintain effective controls over the timing of the recognition of its revenue and deferred revenue and associated cost of revenue amounts related to domain name transactions.

•	As of December 31, 2004, the Company did not maintain effective controls over the accuracy of its accounts receivable from certain customers and the related revenue and deferred revenue.

•	As of December 31, 2004, the Company did not maintain effective controls over the preparation and review of its provision for income taxes and the related income taxes payable and deferred income tax asset and liability accounts.

•	As of December 31, 2004, the Company did not maintain effective controls over the preparation and review of its financial statement footnote disclosures related to pro forma stock-based compensation expense.

•	As of December 31, 2004, the Company did not maintain effective controls over the access to financial application programs and data such as accounts receivable, revenue, cost of revenue, deferred revenue, prepaid registry fees, and other financial statement accounts.

The material weaknesses identified above, and the Company's efforts to remediate them, are described in detail in Item 9A of the 2004 Form 10-K and Item 4 of the Company's Form 10-Q for the quarter ended March 31, 2005.

The Company has furnished a copy of the above disclosures to PwC and has requested that PwC furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above disclosures. A copy of such letter is attached as Exhibit 16.1 to this Current Report on Form 8-K.

(b)    On June 2, 2005, the Company engaged Amper, Politziner & Mattia, P.C. ("Amper") as its new independent registered public accounting firm to audit the Company's financial statements for the year ending December 31, 2005 and to review the financial statements to be included in the Company's quarterly reports on Form 10-Q for the quarters ending June 30, 2005 and September 30, 2005.

Prior to the engagement of Amper, neither the Company nor anyone on behalf of the Company consulted with Amper during the Company's two most recent fiscal years and through June 2, 2005, in any manner regarding either: (A) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements or (B) any matter that was the subject of either a disagreement or a reportable event, as defined in Item 304(a)(1)(iv) and (v), respectively, of Regulation S-K.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

    (C)    EXHIBITS.

16.1	Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission dated June 6, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGISTER.COM, INC. (Registrant)
By: /s/ Roni A. Jacobson Roni A. Jacobson General Counsel and Secretary

Date:    June 6, 2005

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION
16.1	Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission dated June 6, 2005.